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                                                                  EXHIBIT 10.32

                                              Original Date:  February 23, 2000
                                                  Amended Date:  April 14, 2000

                               CROWN MEDIA, INC.
                             CROWN MEDIA LOAN NOTE

                            AMENDMENT TO LOAN NOTE

AMENDMENT, effective April 14, 2000 (this "Amendment"), to LOAN NOTE, dated February 23, 2000, as amended (the "Loan Note") between CROWN MEDIA, INC. ("Borrower") and HC CROWN, CORP. ("Lender").

                                  WITNESSETH:

       WHEREAS, Borrower executed the Loan Note dated February 23, 2000, in the maximum principal amount of $10,000,000.00, payable to the Lender;

       WHEREAS, the parties hereto, desire to further amend the Loan Note, to increase the maximum principal amount thereof to $20,000,000.00;

       NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

The Loan Note is hereby amended to delete "$10,000,000.00" as the maximum principal amount of the Loan Note, and substitute "$20,000,000.00" therefor.

All other terms and conditions of the Loan Note shall remain unaffected and in full force and effect.


       H C CROWN CORP.                    CROWN MEDIA, INC.

   By: /s/ WILLIAM D. JARVIS         By: /s/ WILLIAM J. ALIBER
      -----------------------            -----------------------
           William D. Jarvis                 William J. Aliber